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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 2, 2001
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                           SABRE HOLDINGS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


         DELAWARE                      1-12175                 75-2662240
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NO.)       (IRS EMPLOYER
     OF INCORPORATION)                                     IDENTIFICATION NO.)


                             4255 AMON CARTER BLVD.
                             FORT WORTH, TEXAS 76155
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (817) 963-6400


                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)     EXHIBITS.

        1.2     Underwriting Agreement, dated as of August 2, 2001, among
                Sabre Holdings Corporation, Morgan Stanley & Co.
                Incorporated, Banc of America Securities LLC, Goldman, Sachs
                & Co., and Bear, Stearns & Co. Inc., relating to the 7.35%
                Notes Due 2011 of Sabre Holdings Corporation.

        4.6     Indenture, dated as of August 3, 2001, between Sabre Holdings
                Corporation and SunTrust Bank, as Trustee, providing for issuance of debt securities in series.

        4.7 First Supplemental Indenture, to be dated August 7, 2001, between Sabre Holdings Corporation and SunTrust Bank, as
                Trustee, relating to the 7.35% Notes Due 2011 of Sabre
                Holdings Corporation.

       12.1 Statement of computation of ratio of earnings to fixed charges.

       23.4     Consent of PricewaterhouseCoopers LLP.


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                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SABRE HOLDINGS CORPORATION


DATE: August 6, 2001                    By:  /s/ James F. Brashear
                                            ---------------------------------
                                             James F. Brashear
                                             Corporate Secretary


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                                 EXHIBIT INDEX

EXHIBIT
NUMBER          EXHIBIT
-------         -------
  1.2           Underwriting Agreement, dated as of August 2, 2001, among
                Sabre Holdings Corporation, Morgan Stanley & Co.
                Incorporated, Banc of America Securities LLC, Goldman, Sachs
                & Co., and Bear, Stearns & Co. Inc., relating to the 7.35%
                Notes Due 2011 of Sabre Holdings Corporation.

  4.6           Indenture, dated as of August 3, 2001, between Sabre Holdings
                Corporation and SunTrust Bank, as Trustee, providing for issuance of debt securities in series.

  4.7 First Supplemental Indenture, to be dated August 7, 2001, between Sabre Holdings Corporation and SunTrust Bank, as
                Trustee, relating to the 7.35% Notes Due 2011 of Sabre
                Holdings Corporation.

 12.1 Statement of computation of ratio of earnings to fixed charges.

 23.4           Consent of PricewaterhouseCoopers LLP.


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